Exhibit 10.3

                             STOCK PLEDGE AGREEMENT

     THIS AGREEMENT is entered into as of November ___, 2000, between David A. Jenkins (the "Shareholder") and Medtronic, Inc., a Minnesota corporation ("Medtronic").

                                    RECITALS:

      A. Medtronic and EP MedSystems, Inc., a New Jersey corporation ("EP MedSystems"), entered into a Note Purchase Agreement dated November ___, 2000 (the "Agreement"), and a Secured Promissory Note of even date herewith (the "Note"); and

      B. The Shareholder desires to guarantee and secure, on a nonrecourse basis to the extent of the Pledged Shares, the debts and obligations of EP MedSystems to Medtronic under the Note and the Agreement (the "Obligations") by pledging _______ shares of stock of _____________ ("_____________") owned by him, as set forth below.

      NOW THEREFORE, in consideration of the respective representations, warranties, covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Nonrecourse Guaranty; Stock Pledge. The Shareholder hereby guarantees EP MedSystems's performance of the Obligations, and agrees to pledge, for the benefit of Medtronic, _______ shares of common stock in _____________ (such shares, together with any dividends paid or issued with respect to such shares, are referred to as the "Pledged Shares"), to secure the Obligations. Such guarantee shall be nonrecourse, and the Shareholder shall have no liability hereunder beyond the Pledged Shares. The Shareholder acknowledges that valuable consideration supports this Agreement. The Shareholder shall have no right of subrogation with respect to this Agreement or foreclosure on the Pledged Shares.

      2. Waiver. The Shareholder waives any requirements of presentment, dishonor, and any notices of dishonor, nonpayment, or default with respect to the Obligations, and any requirement that Medtronic resort first to EP MedSystems for payment of the Obligations. The Shareholder's obligations hereunder shall not be released, diminished or affected by any of the following, all of which the Shareholder hereby waives: (i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment or performance of any of the Obligations or the Shareholder's obligations hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of, any such security interest or other lien or guaranty of the Obligations; (iii) any failure to protect, preserve or insure any such collateral; (iv) any defense arising by reason of the cessation from any cause whatsoever of liability of EP MedSystems including, without limitation, any failure, negligence or omission by Medtronic in enforcing its claims against the Shareholder; (v) any release, settlement or compromise of any Obligation of EP MedSystems; or (vi) the invalidity or unenforceability of any of the Obligations.

      3. Treatment of Obligations and Pledged Shares. The Shareholder authorizes Medtronic, without notice, demand, or any reservation of rights against the Shareholder and


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without affecting the Shareholder's obligations hereunder, from time to time:
(i) to renew, extend, increase, accelerate or otherwise modify the time for or nature of any payment or performance of, or the terms of, the Obligations; (ii) to accept from any person or entity and hold collateral for the payment of the Obligations or any part thereof, and to modify, exchange, enforce or refrain from enforcing, or release such collateral or any part thereof; (iii) to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any of the Obligations; and (iv) to take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions, arrangements or compromises when and in such manner as Medtronic, in its sole discretion, may deem appropriate, and generally do or refrain from doing any act or thing that might otherwise, at law or in equity, release the liability of the Shareholder as a guarantor or surety in whole or in part.

      4. Continuing Effectiveness of Agreement. If after receipt of any payment or other performance of all or any part of the Obligations, Medtronic is for any reason compelled by court order to surrender such payment to any person or entity or reimburse or compensate EP MedSystems for such performance or surrender any such payment to any other person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, this Agreement shall continue in full force notwithstanding any contrary action that may have been taken by Medtronic in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Medtronic's rights under this Agreement and shall be deemed to have been conditioned upon such payment or performance having become final and irrevocable.

      5. Administration of Pledged Shares.

            (a) Distributions and Voting Prior to an Event of Default. Unless an Event of Default (as defined in the Note) shall have occurred: (i) the Shareholder shall be entitled to receive and retain for his own account any cash dividend on or other cash distribution, if any, in respect of the Pledged Shares; and (ii) the Shareholder shall have the right to vote the Pledged Shares and to retain power to control the direction, management, and policies of _____________ to the same extent as the Shareholder would if the Pledged Shares were not pledged to Medtronic pursuant to this Agreement; provided, however, that the Shareholder shall not be entitled to receive (a) cash paid, payable, or otherwise distributed in redemption of, or in exchange for or in substitution of, any Pledged Shares, or (b) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution of _____________ or in connection with a reduction of capital, capital surplus, or any other type of recapitalization involving _____________; and provided further, however, that no vote shall be cast or consent, waiver, or ratification given or action taken that would have the effect of impairing the position or interest of Medtronic in respect of the Pledged Shares or which would alter the voting rights with respect to the stock of _____________ or be inconsistent with or violate any provision of this Agreement.

            (b) General Authority Upon an Event of Default. Upon and after (1) the occurrence of an Event of Default, (2) the expiration of a minimum of five days after written notice thereof is provided to the Shareholder, and
      (3) the expiration of the


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      Shareholder's right to pay to Medtronic the full amount of the Obligations and redeem the Pledged Shares:

                  (i) Medtronic shall be entitled to receive all distributions and payments of any nature with respect to the Pledged Shares; and

                  (ii) Medtronic shall have the right to vote or consent to take any action with respect to the Pledged Shares and to foreclose upon and otherwise to exercise all rights of ownership, conversion, exchange, subscription, or any other rights, privileges, or options pertaining to the Pledged Shares as if Medtronic were the absolute owner thereof.

      6. Release of Pledged Shares. All Pledged Shares will be released upon the payment of the Note in full.

      7. Stock Powers. Upon the execution of this Agreement, the Shareholder shall deliver to Medtronic stock certificates representing the Pledged Shares and shall execute and deliver to Medtronic the blank stock powers ("Stock Powers") in the form attached hereto as Exhibit 1, all of which shall be held by Medtronic in escrow. Upon the Shareholder's receipt of additional shares of stock of _____________ constituting Pledged Shares, the Shareholder shall immediately deliver to Medtronic stock certificates representing such additional Pledged Shares and shall execute and deliver to Medtronic the Stock Powers with respect thereto.

      8. Ownership of Pledged Shares. The Shareholder represents and warrants that the Pledged Shares are owned, beneficially and of record, by the Shareholder free and clear of any other liens, pledges, or encumbrances.

      ACCORDINGLY, each of the parties has caused this Agreement to be executed in the manner appropriate for each, and to be dated as of the date first above written.


                                /s/ David A. Jenkins
                                ----------------------------------------------
                                David A. Jenkins

                                MEDTRONIC, INC.


                                By: /s/ Michael D. Ellwein
                                    ------------------------------------------
                                Its: Vice President
                                    ------------------------------------------


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